Exhibit 10.24

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

REVOLVING CREDIT AGREEMENT

dated as of August 4, 2017

among

WILLIS ENGINE STRUCTURED TRUST III,

 as Borrower

BNP PARIBAS,

 as the Initial Liquidity Facility Provider

and

WILLIS LEASE FINANCE CORPORATION,

 as the Administrative Agent

relating to

Willis Engine Structured Trust III

Series A Notes and Series B Notes

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

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Annex I	-	Facility Advance Notice of Borrowing
Annex II	-	Non-Extension Advance Notice of Borrowing
Annex III	-	Downgrade Advance Notice of Borrowing
Annex IV	-	Final Advance Notice of Borrowing
Annex V	-	Notice of Termination

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

REVOLVING CREDIT AGREEMENT

This REVOLVING CREDIT AGREEMENT dated as of August 4, 2017, is made by and among WILLIS ENGINE STRUCTURED TRUST III, a Delaware statutory trust (the “Borrower”), BNP PARIBAS, a société anonyme organized under the laws of France, acting through its New York branch (“BNPP”), as Initial Liquidity Facility Provider (the “Initial Liquidity Facility Provider”), and WILLIS LEASE FINANCE CORPORATION, a Delaware corporation, in its capacity as the Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower and Deutsche Bank Trust Company Americas, a New York banking corporation, not in its individual capacity but as Trustee (the “Trustee”), the Administrative Agent and the Initial Liquidity Facility Provider entered into the Trust Indenture dated as of August 4, 2017 (the “Indenture”) and pursuant to the Indenture the Borrower is issuing Series A Notes and the Series B Notes; and

WHEREAS, the Indenture provides for the Borrower to enter into a “Initial Liquidity Facility” (as defined in the Indenture), in order to support the timely payment of a portion of the interest on the Initial Series A Notes and the Initial Series B Notes (the “Specified Series”) in accordance with their terms, has requested BNPP to enter into this Agreement as the Initial Liquidity Facility providing in part for the Administrative Agent on behalf of the Borrower to request in specified circumstances that Advances be made hereunder;

NOW, THEREFORE, in consideration of the mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.      Definitions.

(a)           The definitions stated herein apply equally to both the singular and the plural forms of the terms defined.

(b)           All references in this Agreement to designated “Articles”,  “Sections”,  “Annexes” and other subdivisions are to the designated Article, Section, Annex or other subdivision of this Agreement, unless otherwise specifically stated.

(c)            The words “herein”,  “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Annex or other subdivision.

(d)           Unless the context otherwise requires, whenever the words “including”,  “include” or “includes” are used herein, it shall be deemed to be followed by the phrase “without limitation”.

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(e)            For the purposes of this Agreement, unless the context otherwise requires, the following capitalized terms shall have the following meanings:

“Advance” means a Facility Advance, a Downgrade Advance, a Non-Extension Advance or a Final Advance as the case may be.

“Agreement” means this Revolving Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Applicable Liquidity Rate” has the meaning specified in Section 3.07(g).

“Applicable Margin” means 2.75% per annum for the period until and including the day before the first Payment Date falling after the tenth anniversary of the Initial Closing Date and, thereafter, 3.25% per annum.

 “Applied Downgrade Advance” has the meaning specified in Section 2.06(a).

“Applied Non-Extension Advance” has the meaning specified in Section 2.06(a).

“Applied Provider Advance” means an Applied Downgrade Advance or an Applied Non-Extension Advance.

“Available Amount” means, subject to the proviso contained in Section 3.14(g) of the Indenture, at any date of determination, (a) the Maximum Facility Commitment at such time less (b) the aggregate amount of each Facility Advance under the Initial Liquidity Facility outstanding at such time; provided that following a Downgrade Advance, a Final Advance or a Non-Extension Advance, the Available Amount shall be zero,  provided further that, in the case of a Downgrade Advance, if the Initial Liquidity Facility ceases to be a Downgraded Facility, the Available Amount shall initially be reinstated to an amount equal to the amount of any Unapplied Provider Advance that is reimbursed to the Initial Liquidity Facility Provider pursuant to Section 2.06(c) and thereafter the Available Amount shall be determined as if no Downgrade Advance had occurred.

“Borrower” has the meaning specified in the introductory paragraph to this Agreement.

“Borrowing” means the making of Advances requested by delivery of a Notice of Borrowing.

“Code” means the Internal Revenue Code of 1986, as amended.

“Disbursements” means liabilities, losses, damages, costs and expenses (including, without limitation, reasonable fees and disbursements of legal counsel), provided that Disbursements shall not include any Taxes other than sales, use and V.A.T. taxes imposed on fees and expenses payable pursuant to Section 7.07.

“Dollars” means the lawful currency of the United States.

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

“Downgrade Advance” means an Advance made pursuant to Section 2.02(c).

“Downgrade Event”  means

(A)       in the case of the initial Initial Liquidity Facility Provider, a downgrading of the Initial Liquidity Facility Provider’s published long-term issuer credit, long-term issuer default or senior unsecured debt rating, issued by either Fitch or KBRA (in each case, if any) or, if applicable as described in the definition of Threshold Rating, by Standard & Poor’s below the applicable Threshold Rating, or

(B)       in the case of any assignee or successor Initial Liquidity Facility Provider (including any provider of a Replacement Liquidity Facility), a downgrading of such provider’s published long-term issuer credit, long-term issuer default or senior unsecured debt rating, issued by either Fitch or KBRA (in each case, if any) or, if applicable as described in the definition of Threshold Rating, by Standard & Poor’s below the applicable Threshold Rating, or, if such provider qualifies as an Eligible Provider based upon its obligations under the Replacement Liquidity Facility being guaranteed by an Affiliate who meets the applicable Threshold Rating requirements, then a Downgrade Event with respect to such provider shall mean (i) a downgrading of such Affiliate’s published long-term issuer credit, long-term issuer default or senior unsecured debt rating, issued by either Fitch or KBRA (in each case, if any) or, if applicable as described in the definition of Threshold Rating, by Standard & Poor’s below the applicable Threshold Rating, or (ii) such Affiliate’s guarantee (so long as such successor Initial Liquidity Facility Provider has not been replaced pursuant to an assignment or Replacement Liquidity Facility permitted hereunder) ceasing to be in full force and effect or becoming invalid or unenforceable or such Affiliate denying its liability thereunder.

“Downgrade Period” has the meaning specified in Section 2.02(c).

“Downgraded Facility”  has the meaning specified in Section 2.02(c).

“Effective Date” has the meaning specified in Section 4.01.  The delivery of the certificate of the Initial Liquidity Facility Provider contemplated by Section 4.01(e) shall be conclusive evidence that the Effective Date has occurred.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Initial Liquidity Facility Provider or required to be withheld or deducted from a payment to the Initial Liquidity Facility Provider, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of the Initial Liquidity Facility Provider being organized under the laws of, or having its principal office or its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of the Initial Liquidity Facility Provider with respect to an applicable interest in this Agreement or any Related Documents pursuant to a law in effect on the date on which (i) the initial Liquidity Facility Provider acquires such interest or (ii) the Initial Liquidity Facility Provider changes its Lending Office, except in each case to the extent that, pursuant to Section 3.03, amounts with respect to such Taxes were payable either to the Initial

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Liquidity Facility Provider’s assignor immediately before the Initial Liquidity Facility Provider became a party hereto or to the Initial Liquidity Facility Provider immediately before it changed its Lending Office, (c) Taxes attributable to the Initial Liquidity Facility Provider’s failure to comply with Section 3.03(e), (d) any U.S. federal withholding Taxes imposed under FATCA and (e) any Tax attributable to the inaccuracy in or breach by the Initial Liquidity Facility Provider of any of its representations, warranties or covenants contained in any Related Document to which it is a party or the inaccuracy of any form or document furnished pursuant thereto.

“Expiry Date” means August 4, 2018 initially, or any date to which the Expiry Date is extended pursuant to Section 2.10.

“Extension Request” means a written request, from a Responsible Officer of the Administrative Agent on behalf of the Borrower, to the Initial Liquidity Facility Provider requesting that the Initial Liquidity Facility Provider extend the Expiry Date.

“Facility Advance” means an Advance made pursuant to Section 2.02(a).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, or any U.S. or non-U.S. fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with either the implementation of such sections of the Code.

“Fee Letter” means the Fee Letter between the Initial Liquidity Facility Provider and the Borrower with respect to the Initial Liquidity Facility.

“Final Advance” means an Advance made pursuant to Section 2.02(d).

“Final Repayment Date” means the date that is 15 days after the Final Maturity Date of the Specified Series.

“Increased Cost” has the meaning specified in Section 3.01.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under this Agreement or any Related Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indenture” has the meaning specified in the recitals to this Agreement.

“Initial Liquidity Facility” means the financial accommodation made available by the Initial Liquidity Facility Provider to the Borrower pursuant to the terms of this Agreement.

“Initial Liquidity Facility Interest Rate” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times (except pursuant to Section 3.07(e)) be equal to LIBOR plus the Applicable Margin.

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

“Initial Liquidity Facility Provider” has the meaning specified in the introductory paragraph to this Agreement.

“Insolvency Proceeding” means any proceeding of the type referred to in clause (e) or (f) of Section 4.01 of the Indenture in respect of the Borrower.

“Interest Period” means, with respect to any LIBOR Advance, each of the following periods:

(i)             the period beginning on (and including) the third London Banking Day following either (A) the Initial Liquidity Facility Provider’s receipt of the Notice of Borrowing for such LIBOR Advance or (B) the date of the withdrawal of funds from the Liquidity Facility Reserve Account, for the purpose of paying part or all of any Shortfall as contemplated by Section 2.06(a) hereof and, in each case, ending on (but excluding) the next succeeding Payment Date; and

(ii)            each subsequent period commencing on (and including) the last day of the immediately preceding Interest Period and ending on (but excluding) the next Payment Date (or if such Payment Date is not a London Business Day, the next succeeding London Business Day);

provided, however, that if (a) the Final Advance shall have been made pursuant to Section 2.02(d) hereof or (b) other outstanding Advances shall have been converted into the Final Advance pursuant to Section 6.01, then the Interest Periods for such Advances shall be successive periods of one month from and including the third London Banking Day following the Initial Liquidity Facility Provider’s receipt of the Notice of Borrowing for such Final Advance (in the case of clause (a) above) or the Payment Date following such conversion (in the case of clause (b) above), each such one month period to be subject to the “following business day” methodology set forth in clause (ii) above; provided further, however, that notwithstanding the Interest Period for purposes of determining LIBOR with respect to the Final Advance in the case of clause (a) above, all payments to be made by the Borrower shall be made on Payment Dates in accordance with Section 2.05 hereof and Article III of the Indenture.

“IRS” means the United States Internal Revenue Service.

“Lending Office” means the lending office of the Initial Liquidity Facility Provider presently located at New York, New York or such other lending office as the Initial Liquidity Facility Provider from time to time shall notify the Administrative Agent as its lending office hereunder; provided that unless the Initial Liquidity Facility Provider changes the lending office subsequent to any Tax being imposed by the United States or any political subdivision or taxing authority thereof or therein, the Initial Liquidity Facility Provider shall not change its Lending Office without the prior written consent of the Borrower (such consent not to be unreasonably withheld).

“LIBOR Advance” means an Advance bearing interest at a rate based upon LIBOR.

“LIBOR” means, with respect to any Interest Period, (a) the interest rate per annum equal to the rate per annum at which deposits in Dollars are offered in the London interbank market as shown on Reuters Screen LIBOR01 Page (or such other page as may replace Reuters Screen

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

LIBOR01 Page), or if such service is not available, ICE Benchmark Administration LIBOR Rates on Bloomberg (or such other service or services as may be nominated by ICE Benchmark Administration for the purpose of displaying London interbank offered rates for U.S. dollar deposits), at approximately 11:00 a.m. (London time) on the day that is two London Banking Days prior to the first day of such Interest Period, for a period comparable to such Interest Period, or (b) if no such rate is published on either such service or if neither of such services is then available, the interest rate per annum equal to the average (rounded up, if necessary, to the nearest 1/100th of 1%) of the rates at which deposits in Dollars are offered by the Reference Banks (or, if fewer than all of the Reference Banks are quoting a rate for deposits in Dollars for the applicable period and amount, such fewer number of Reference Banks) at approximately 11:00 a.m. (London time) on the day that is two London Banking Days prior to the first day of such Interest Period to prime banks in the London interbank market for a period comparable to such Interest Period and in an amount approximately equal to the principal amount of the LIBOR Advance to be outstanding during such Interest Period, or (c) if none of the Reference Banks is quoting a rate for deposits in Dollars in the London interbank market for such a period and amount, the interest rate per annum equal to the average (rounded up, if necessary, to the nearest 1/100th of 1%) of the rates at which deposits in Dollars are offered by the principal New York offices of the Reference Banks (or, if fewer than all of the Reference Banks are quoting a rate for deposits in Dollars in the New York interbank market for the applicable period and amount, such fewer number of Reference Banks) at approximately 11:00 a.m. (New York time) on the day that is two London Banking Days prior to the first day of such Interest Period to prime banks in the New York interbank market for a period comparable to such Interest Period and in an amount approximately equal to the principal amount of the LIBOR Advance to be outstanding during such Interest Period, or (d) if none of the principal New York offices of the Reference Banks is quoting a rate for deposits in Dollars in the New York interbank market for the applicable period and amount, rate quoted by the Initial Liquidity Facility Provider for a period comparable to such Interest Period and in an amount approximately equal to the principal amount of the LIBOR Advance to be outstanding during such Interest Period and, in each case, not less than zero.

“Liquidity Facility Event of Default” means (i) the serving of a Default Notice to the Borrower following the occurrence of an Event of Default or (ii) the occurrence of an Acceleration Default under the Indenture.

“Liquidity Facility Non-Use Fee” has the meaning specified in the fee letter dated the date hereof between the Borrower and the Initial Liquidity Facility Provider.

“Liquidity Facility Reserve Account” has the meaning specified in the Indenture.

“Liquidity Indemnitee” means (i) the Initial Liquidity Facility Provider, (ii) the directors, officers, employees and agents of the Initial Liquidity Provider and (iii) the successors and permitted assigns of the persons described in clauses (i) and (ii), inclusive.

“London Banking Day” means any day on which commercial banks are open for general business in London, England.

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

“Maximum Facility Commitment” means initially $12,334,298 and, at any time thereafter, an amount (not exceeding such initial amount) equal to nine months of interest at the Stated Rate  (but not including any Step-Up Interest) on the actual Outstanding Principal Balance of the Specified Series as of the most recent Payment Date after all payments of principal on such Payment Date.

“Non-Extension Advance” means an Advance made pursuant to Section 2.02(b).

“Non-Extended Facility” means the facility provided for in this Agreement after the delivery of a Non-Extension Notice pursuant to Section 2.10.

“Notice of Borrowing” has the meaning specified in Section 2.02(e).

“Other Connection Taxes” means, with respect to the Initial Liquidity Facility Provider, Taxes imposed as a result of a present or former connection between the Initial Liquidity Facility Provider and the jurisdiction imposing such Tax (other than connections arising from the Initial Liquidity Facility Provider having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement or any Related Document, or sold or assigned an interest in this Agreement or any Related Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Related Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Participation” has the meaning specified in Section 7.09(b).

“Permitted Participant” means any Person that:

(a)           is not an aviation portfolio investment company, Willis or any affiliate of Willis; and

(b)           is a commercial banking institution that is a body corporate and is engaged in the active conduct of a banking business in such jurisdiction of its organization, holds its Participation in connection with such banking business in such jurisdiction, is regulated as a commercial banking institution by the appropriate regulatory authorities in such jurisdiction.

“Provider Advance” means a Downgrade Advance or a Non-Extension Advance.

“Reference Banks” means the principal London offices of BNPP and such other or additional banking institutions as may be designated from time to time by mutual agreement of the Borrower and the Initial Liquidity Facility Provider.

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

“Regulatory Change” means (a) the enactment, adoption or promulgation, after the date of this Agreement, of any law, rule, regulation or treaty by a United States federal or state government or by any government having jurisdiction over the Initial Liquidity Facility Provider, (b) any change, after the date of this Agreement, in any such law, rule, regulation or treaty, or in the administration, interpretation, implementation or application thereof by any governmental authority, central bank or comparable agency of the United States or any government having jurisdiction over the Initial Liquidity Facility Provider charged with responsibility for the administration or application thereof, that shall impose, modify or deem applicable for the compliance by the Initial Liquidity Facility Provider (or its head office) with any applicable direction or requirement (whether or not having the force of law) of any central bank or competent governmental or other authority with respect to:  (i) any reserve, special deposit or similar requirement against extensions of credit or other assets of, or deposits with or other liabilities of, the Initial Liquidity Facility Provider including, or by reason of, the Advances or (ii) any capital adequacy or liquidity requirement requiring the maintenance by the Initial Liquidity Facility Provider of additional capital or liquid assets in respect of any Advances or the Initial Liquidity Facility Provider’s obligation to make any such Advances or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any governmental authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued, and (y) any requests, rules, guidelines or directives based on the consultative papers of The Basel Committee on Banking Supervision entitled “Basel III, a global regulatory framework for more resilient banks and banking systems” dated December 2010 (revised June 2011) and “Basel III: the liquidity coverage ratio and liquidity risk monitoring tools” dated January 2013, in each case together with amendments thereto (collectively, “Basel III”) or arising out of any proposals or standards that affect or change how Basel III is to be implemented will not be treated as having been adopted or having come into effect before the date of this Agreement, and any such requests, rules, guidelines or directives based on Basel III or any such proposals or standards shall be determined to be adopted only when the national banking supervisory authorities, or other relevant administrative or legislative bodies having jurisdiction or regulatory authority over the Initial Liquidity Facility Provider, adopt any such requests, rules, guidelines or directives based on Basel III or any such proposals or standards in a jurisdiction applicable to the Initial Liquidity Facility Provider.

“Replacement Liquidity Facility” has the meaning specified in the Indenture.

“Replenishment Amount” has the meaning specified in Section 2.06(b).

“Shortfall”  has the meaning specified in the Indenture.

“Specified Series” has the meaning specified in the recitals to this Agreement.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

“Termination Date” means the earliest to occur of the following:  (i) the Expiry Date; (ii) the date on which the Administrative Agent (acting at the written direction of the Borrower) delivers to the Initial Liquidity Facility Provider a certificate, signed by a Responsible Officer of the Administrative Agent, certifying that (x) all of the Specified Series have been paid in full (or provision has been made for such payment in accordance with the Indenture), (y) the Indenture has been discharged with respect to all of the Specified Series issued thereunder as contemplated by Section 11.01(a) of the Indenture, or (z) the Specified Series are otherwise no longer entitled to the benefits of this Agreement; (iii) the date on which the Administrative Agent (acting at the written direction of the Borrower) delivers to the Initial Liquidity Facility Provider a certificate, signed by a Responsible Officer of the Administrative Agent, certifying that a Replacement Liquidity Facility has been substituted for this Agreement in full pursuant to Section 3.14(e) of the Indenture; (iv) at the close of business on the fifth (5th) Business Day following the receipt by the Administrative Agent of a Termination Notice from the Initial Liquidity Facility Provider pursuant to Section 6.01; (v) the date on which no Advance is or may (including by reason of reinstatement as herein provided) become available for a Borrowing hereunder; and (vi) the Final Repayment Date.

“Termination Notice” means the Notice of Termination substantially in the form of Annex V to this Agreement.

“Threshold Rating” has the meaning specified in the Indenture.

“Unapplied Downgrade Advance” means any portion of a Downgrade Advance which is not an Applied Downgrade Advance.

“Unapplied Non-Extension Advance” means any portion of a Non-Extension Advance which is not an Applied Non-Extension Advance.

“Unapplied Provider Advance” means any Provider Advance other than an Applied Provider Advance.

“United States” means the United States of America.

“Unpaid Advance” has the meaning specified in Section 2.05.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30).

“Withholding Agent” means the Borrower and the Administrative Agent.

For the purposes of this Agreement, the following terms shall have the respective meanings specified in the Indenture:

“Acceleration Default”,  “Account”,  “Applicable Law”,  “Business Day”,  “Closing Date”,  “Collections Account”,  “Default Notice”,  “Determination Date”,  “Downgrade Date”,  “Event of Default”,  “Expenses”,  “Final Maturity Date”,  “Investment Earnings”,  “Initial Closing Date”,  “Initial Liquidity Payment Account”,  “Initial Series A Notes”,

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

“Initial Series B Notes”, “Issuer Group Member”,  “Liquidity Facility Reserve Account”,  “Notes”,  “Outstanding Principal Balance”,  “Payment Date”,  “Permitted Account Investments”,  “Person”,  “Rating Agency”,  “Rating Agency Confirmation”,  “Redemption Premium”,  “Related Documents”,  “Replacement Liquidity Facility”,  “Required Amount”,  “Responsible Officer”,  “Securities Act”,  “Security Trust Agreement”,  “Security Trustee”,  “Series A Notes”, “Series B Notes”, “Servicer”,  “Servicing Agreement”,  “Stated Rate”, “Term Note”,  “Threshold Rating” and “Willis”.

ARTICLE II

AMOUNT AND TERMS OF THE COMMITMENT

Section 2.01.      The Advances.  The Initial Liquidity Facility Provider hereby irrevocably agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day as set forth in this Article II during the period from the Effective Date until 12:00 noon (New York time) on the Expiry Date (unless the obligations of the Initial Liquidity Facility Provider shall be earlier terminated in accordance with the terms of Section 2.04) in an aggregate amount at any time outstanding not to exceed the Maximum Facility Commitment.

Section 2.02.      Making of Advances.

(a)           Each Facility Advance shall be made by the Initial Liquidity Facility Provider, in accordance with the provisions of Section 3.14(a) of the Indenture, upon delivery to the Initial Liquidity Facility Provider of a written and completed Notice of Borrowing in substantially the form of Annex I, signed by a Responsible Officer of the Administrative Agent.  The Initial Liquidity Facility Provider will make a Facility Advance in respect of any Payment Date only if there are one or more Shortfalls on such Payment Date.  The amount of the Facility Advance will be the lesser of such Shortfalls on such Payment Date and the Available Amount at such time.  Each Facility Advance shall be deposited in the Initial Liquidity Payment Account, as provided in Sections 3.01(k) and 3.14(b) of the Indenture.  The Initial Liquidity Facility Provider shall not be obligated to make Facility Advances after the Termination Date.  Each Facility Advance made hereunder shall automatically reduce the Available Amount and the amount available to be borrowed hereunder by subsequent Advances by the amount of such Facility Advance (subject to reinstatement as provided in the next sentence).  Subject to the provisions of Section 3.14(g) of the Indenture, upon repayment to the Initial Liquidity Facility Provider in full or in part of the amount of any Facility Advance made pursuant to this Section 2.02(a), together with accrued interest thereon (as provided herein), the Available Amount shall be reinstated by an amount equal to the amount of such Facility Advance so repaid, but not to exceed the Maximum Facility Commitment; provided, however, that the Available Amount shall not be so reinstated at any time if (x) a Liquidity Facility Event of Default shall have occurred and be continuing or (y) a Downgrade Advance, a Non-Extension Advance or a Final Advance shall have occurred.

(b)           Subject to Section 2.10, a Non-Extension Advance shall be made by the Initial Liquidity Facility Provider if the Liquidity Facility is not extended in accordance with Section 2.10 (unless a Replacement Liquidity Facility to replace this Agreement shall have been delivered to the Administrative Agent as contemplated, and within the time period specified, by Section 2.10),

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

in accordance with the provisions of Section 3.14(d) of the Indenture, upon delivery to the Initial Liquidity Facility Provider of a written and completed Notice of Borrowing in substantially the form of ANNEX II, signed by a Responsible Officer of the Administrative Agent.  The amount of the Non-Extension Advance shall be equal to the Available Amount at the time of delivery, and shall be used to fund the Liquidity Facility Reserve Account in accordance with Sections 3.14(d) and 3.14(f) of the Indenture.

(c)            Upon the occurrence of a Downgrade Event (a) the Initial Liquidity Facility Provider agrees to provide a notice of such occurrence in accordance with Section 3.14(c) of the Indenture and (b) the Initial Liquidity Facility Provider or the Administrative Agent, on behalf of the Borrower, may request (in writing) that the Initial Liquidity Facility be replaced by a Replacement Liquidity Facility pursuant to Section 3.14(e)(ii) of the Indenture.  Following the occurrence of a Downgrade Event, if the Initial Liquidity Facility is not replaced with a Replacement Liquidity Facility within a period (the “Downgrade Period”) beginning on the Downgrade Date and ending 60 days after the Downgrade Date (or if such 60th day is not a Business Day, on the immediately preceding Business Day) but not later than the then applicable Expiry Date and, if the Initial Liquidity Facility Provider does not obtain a Rating Agency Confirmation from the Rating Agencies to the effect that such Downgrade Event will not cause the downgrading, withdrawal or suspension of the ratings of the Specified Series during such Downgrade Period, the Initial Liquidity Facility shall become a “Downgraded Facility”  on the last day of the Downgrade Period and a Downgrade Advance shall be made by the Initial Liquidity Facility Provider, in accordance with the provisions of Section 3.14(c) of the Indenture, upon delivery to the Initial Liquidity Facility Provider of a written and completed Notice of Borrowing in substantially the form of ANNEX III, signed by a Responsible Officer of the Administrative Agent, in an amount equal to the Available Amount at the time of delivery, and shall be used to fund the Liquidity Facility Reserve Account in accordance with Sections 3.14(c) and 3.14(f) of the Indenture.

(d)           So long as the Termination Date has not occurred, a Final Advance shall be made by the Initial Liquidity Facility Provider following the receipt by the Administrative Agent of a Termination Notice from the Initial Liquidity Facility Provider pursuant to Section 6.01, in accordance with the provisions of Section 3.14(i) of the Indenture, upon delivery to the Initial Liquidity Facility Provider of a written and completed Notice of Borrowing in substantially the form of ANNEX IV, signed by the Administrative Agent, in an amount equal to the Available Amount at the time of delivery, and shall be used to fund the Liquidity Facility Reserve Account (in accordance with Sections 3.14(i) and 3.14(f) of the Indenture).

(e)            Each Borrowing shall be made by notice in writing (a “Notice of Borrowing”) in substantially the form required by Section 2.02(a),  2.02(b),  2.02(c) or 2.02(d), as the case may be, given to the Initial Liquidity Facility Provider by the Administrative Agent on behalf of the Borrower, at least three (3) Business Days prior to the day on which the Borrowing is to be made available to the Administrative Agent.  If a Notice of Borrowing is delivered by the Administrative Agent in respect of any Borrowing no later than 6 p.m. (New York time) on a Business Day, upon satisfaction of the conditions precedent set forth in Section 4.02 with respect to a requested Borrowing, the Initial Liquidity Facility Provider shall make available to the Administrative Agent, in accordance with its payment instructions, the amount of such Borrowing in Dollars and

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immediately available funds, before 12 noon (New York time) on the third Business Day next following the day of receipt of such Notice of Borrowing or on such later Business Day specified by the Administrative Agent in such Notice of Borrowing.  If a Notice of Borrowing is delivered by the Administrative Agent in respect of any Borrowing after 6 p.m. (New York time) on a Business Day, upon satisfaction of the conditions precedent set forth in Section 4.02 with respect to a requested Borrowing, the Initial Liquidity Facility Provider shall make available to the Administrative Agent, in accordance with its payment instructions, the amount of such Borrowing in Dollars and immediately available funds, before 12 noon (New York time) on the fourth Business Day next following the day of receipt of such Notice of Borrowing or on such later Business Day specified by the Administrative Agent in such Notice of Borrowing.  Payments of proceeds of a Borrowing shall be made by wire transfer of immediately available funds to the account or accounts specified in the applicable Notice of Borrowing in accordance with such wire transfer instructions as shall be specified in such Notice of Borrowing for such purpose.  Each Notice of Borrowing shall be irrevocable and binding on the Administrative Agent.  Each Notice of Borrowing shall be effective upon delivery of a copy thereof to the Initial Liquidity Facility Provider at the address and in the manner specified in Section 7.02 hereof.

(f)            Upon the making of any Advance requested pursuant to a Notice of Borrowing in accordance with the Administrative Agent’s payment instructions, the Initial Liquidity Facility Provider shall be fully discharged of its obligation hereunder with respect to such Notice of Borrowing, and the Initial Liquidity Facility Provider shall not thereafter be obligated to make any further Advances available hereunder in respect of such Notice of Borrowing to the Administrative Agent or to any other Person (including the Trustee or any holder of a Note in a Specified Series).  If the Initial Liquidity Facility Provider makes an Advance requested pursuant to a Notice of Borrowing before 6 p.m. (New York time) on the third Business Day (or fourth Business Day, as applicable) after the date of receipt of the Notice of Borrowing in accordance with Section 2.02(e), the Initial Liquidity Facility Provider shall have fully discharged its obligations hereunder with respect to such Advance and an event of default shall not have occurred hereunder.  Following the making of any Advance pursuant to Section 2.02(b),  2.02(c) or 2.02(d) to fund the Liquidity Facility Reserve Account, the Initial Liquidity Facility Provider shall have no interest in or rights to the Liquidity Facility Reserve Account, such Advance or any other amounts from time to time on deposit in the Liquidity Facility Reserve Account; provided that the foregoing shall not affect or impair the obligations of the Administrative Agent to make the distributions contemplated by Section 3.14(f) of the Indenture on behalf of the Borrower, and provided further, that the foregoing shall not affect or impair the rights of the Initial Liquidity Facility Provider to provide written instructions with respect to the investment and reinvestment of amounts in the Liquidity Facility Reserve Account to the extent provided in Section 3.02 of the Indenture.  By paying to the account or accounts specified by the Administrative Agent in a Notice of Borrowing the proceeds of Advances requested by the Administrative Agent in accordance with the provisions of this Agreement, the Initial Liquidity Facility Provider makes no representation as to, and assumes no responsibility for, the correctness or sufficiency for any purpose of the amount of the Advances so made and requested.

Section 2.03.      Fees.  The Borrower agrees to pay to the Initial Liquidity Facility Provider the fees set forth in the Fee Letter.

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Section 2.04.      Termination of the Maximum Facility Commitment.  Upon the making of a Downgrade Advance, a Non-Extension Advance or a Final Advance hereunder or the occurrence of the Termination Date, the obligation of the Initial Liquidity Facility Provider to make further Advances hereunder with respect to the Maximum Facility Commitment shall automatically and irrevocably terminate, and the Administrative Agent (on behalf of the Borrower) shall not be entitled to request any further Borrowing hereunder with respect to the Maximum Facility Commitment.

Section 2.05.      Repayments of Facility Advances.  Subject to Sections 2.06,  2.07 and 2.09 hereof, the Borrower hereby agrees, without notice of an Advance or demand for repayment from the Initial Liquidity Facility Provider (which notice and demand are hereby waived by the Borrower), to pay, or to cause to be paid, to the Initial Liquidity Facility Provider (a) on each Payment Date, an amount equal to the amount of a Facility Advance or the Final Advance (any such Facility Advance or the Final Advance, until repaid, is referred to herein as an “Unpaid Advance”), plus (b) interest on the amount of each such Unpaid Advance in the amounts and on the dates determined as provided in Section 3.07; provided that if (i) the Initial Liquidity Facility Provider shall make a Provider Advance at any time after making one or more Facility Advances which shall not have been repaid in accordance with this Section 2.05 or (ii) this Initial Liquidity Facility shall become a Downgraded Facility or Non-Extended Facility at any time when unreimbursed Facility Advances have reduced the Available Amount to zero, then such Facility Advances shall cease to constitute Unpaid Advances and shall be deemed to have been changed into a Applied Downgrade Advances or Applied Non-Extension Advances, as the case may be, for all purposes of this Agreement (including, without limitation, for the purpose of determining when such Facility Advance is required to be repaid to the Initial Liquidity Facility Provider in accordance with Section 2.06 and for the purposes of Section 2.06(b)).  The Borrower and the Initial Liquidity Facility Provider agree that the repayment in full of each Facility Advance and Final Advance on the date such Advance is made is intended to be a contemporaneous exchange for new value given to the Borrower by the Initial Liquidity Facility Provider.  For the avoidance of doubt, interest payable on a Facility Advance or the Final Advance shall not be regarded as overdue unless such interest is not paid when due under Section 3.07.

Section 2.06.      Repayments of Provider Advances.

(a)           Amounts advanced hereunder in respect of a Provider Advance shall be deposited in the Liquidity Facility Reserve Account and invested and withdrawn from the Liquidity Facility Reserve Account as set forth in Sections 3.14(c), 3.14(d) and 3.14(f) of the Indenture.  Subject to Sections 2.07 and 2.09, the Borrower agrees to pay to the Initial Liquidity Facility Provider, on each Payment Date, commencing on the first Payment Date after the making of a Provider Advance, interest on the principal amount of any such Provider Advance, in the amounts and on the dates determined as provided in Section 3.07; provided, however, that amounts in respect of a Provider Advance withdrawn from the Liquidity Facility Reserve Account for the purpose of paying part or all of a Shortfall in accordance with Section 3.14(a), of the Indenture (the amount of any such withdrawal being (y) in the case of a Downgrade Advance, an “Applied Downgrade Advance” and (z) in the case of a Non-Extension Advance, an “Applied Non-Extension Advance”) shall thereafter (subject to Section 2.06(b)) be treated as a Facility Advance under this Agreement for purposes of determining the Applicable Liquidity Rate for interest payable thereon

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

and the dates on which such interest is payable; provided further, however, that if, following the making of a Provider Advance, the Initial Liquidity Facility Provider delivers a Termination Notice to the Administrative Agent pursuant to Section 6.01, such Provider Advance shall thereafter be deemed converted to as a Final Advance under this Agreement solely for purposes of determining the Applicable Liquidity Rate for interest payable thereon and the dates on which such interest is payable.  Subject to Sections 2.07 and 2.09 hereof, immediately upon the withdrawal of any amounts from the Liquidity Facility Reserve Account on account of excess amounts in such account, as determined by and in accordance with Section 3.14(f)(ii) of the Indenture, the Borrower shall repay or cause to be repaid to the Initial Liquidity Facility Provider any Provider Advance in a principal amount equal to such excess amount so withdrawn, plus interest on such principal amount as provided in Section 3.07.  Upon the termination of this Agreement pursuant to Section 6.01, the Borrower shall apply the amounts on deposit in the Liquidity Facility Reserve Account to repayment of any Unapplied Provider Advances as of the date of such expiration.

(b)           At any time when an Applied Provider Advance (or any portion thereof) is outstanding, upon the deposit in the Liquidity Facility Reserve Account of any amount pursuant to Section 3.09(a)(iv) of the Indenture (any such amount being a “Replenishment Amount”) for the purpose of replenishing or increasing the balance thereof up to the Maximum Facility Commitment at such time, (i) the aggregate outstanding principal amount of all Applied Provider Advances (and of Provider Advances treated as a Facility Advance for purposes of determining the Applicable Liquidity Rate for interest payable thereon) shall be automatically reduced by the amount of such Replenishment Amount and (ii) the aggregate outstanding principal amount of all Unapplied Provider Advances shall be automatically increased by the amount of such Replenishment Amount.

(c)            After making a Downgrade Advance, if the Liquidity Facility is no longer a Downgraded Facility and the Initial Liquidity Facility Provider delivers a notice stating that the Liquidity Facility is no longer a Downgraded Facility to the Administrative Agent, any Unapplied Downgrade Advance shall be withdrawn from the Liquidity Facility Reserve Account and reimbursed to the Initial Liquidity Facility Provider and the Available Amount shall be reinstated by an amount equal to the amount of any Unapplied Downgrade Advance that is reimbursed to the Initial Liquidity Facility Provider from the Liquidity Facility Reserve Account and reimbursed to the Initial Liquidity Facility Provider.

(d)           Upon the provision of a Replacement Liquidity Facility in replacement of this Agreement in accordance with Section 3.14(e) of the Indenture, as provided in Section 3.14(f) of the Indenture, amounts remaining on deposit in the Liquidity Facility Reserve Account after giving effect to any Applied Provider Advance on the date of such replacement shall be reimbursed to the Initial Liquidity Facility Provider, but only to the extent such amounts are necessary to repay in full to the Initial Liquidity Facility Provider all amounts owing to it hereunder.

Section 2.07.      Payments to the Initial Liquidity Facility Provider Under the Indenture.  In order to provide for payment or repayment to the Initial Liquidity Facility Provider of any amounts hereunder, the Indenture provides that amounts available and referred to in Article III of the Indenture, to the extent payable to the Initial Liquidity Facility Provider pursuant to the terms of the Indenture (including, without limitation, Section 3.14(f) of the Indenture), shall be paid to the

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Initial Liquidity Facility Provider in accordance with the terms thereof (but, for the avoidance of doubt, without duplication of or increase in any amounts payable hereunder).  Amounts so paid to the Initial Liquidity Facility Provider shall be applied by the Initial Liquidity Facility Provider in the order of priority required by the applicable provisions of Article III of the Indenture and shall discharge in full the corresponding obligations of the Borrower hereunder.

Section 2.08.      Book Entries.  The Initial Liquidity Facility Provider shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower resulting from Advances made from time to time and the amounts of principal and interest payable hereunder and paid from time to time in respect thereof; provided, however, that the failure by the Initial Liquidity Facility Provider to maintain such account or accounts shall not affect the obligations of the Borrower and the Administrative Agent in respect of such Advances.

Section 2.09.      Payments from Available Funds Only.  All payments to be made by the Borrower to the Initial Liquidity Facility Provider under this Agreement shall be made only from the amounts on deposit in Accounts and the other Collateral as defined in the Indenture and described in the Security Trust Agreement and only to the extent that such Accounts and Collateral shall have sufficient income or proceeds therefrom to enable the Administrative Agent to make payments on behalf of the Borrower in accordance with the terms hereof after giving effect to the priority of payments provisions set forth in the Indenture.  The Initial Liquidity Facility Provider agrees that it will look solely to such amounts to the extent available for distribution to it as provided in the Indenture and this Agreement and that the Borrower and the Administrative Agent, in their respective individual capacities, are not personally liable to it for any amounts payable or liability under this Agreement except as expressly provided in this Agreement, the Indenture or the Security Trust Agreement.  Amounts on deposit in the Liquidity Facility Reserve Account shall be available to the Administrative Agent to make payments under this Agreement only to the extent and for the purposes expressly contemplated in Section 3.14(f) of the Indenture.  Amounts on deposit in the Liquidity Facility Reserve Account constituting Provider Advances, shall be promptly returned to the Initial Liquidity Facility Provider following the Termination Date (other than in the circumstances described in clauses (i), (iv) or (v) of the definition of Termination Date) until all amounts owed to the Initial Liquidity Facility Provider hereunder have been paid in full, and the balance remaining in the Liquidity Facility Reserve Account shall be deposited by the Administrative Agent into the Collections Account.

Section 2.10.      Extension of the Expiry Date; Replacement Liquidity Facility; Non-Extension Advance.

(a)           No earlier than the 75th day and no later than the 30th day prior to the then effective Expiry Date (the “Stated Expiration Date”) , the Borrower or the Administrative Agent may (but shall not be obligated to) make an Extension Request requesting that the Initial Liquidity Facility Provider extend the Expiry Date to the earlier of (i) the date that is 15 days after the Final Maturity Date, and (ii) the first anniversary of the Stated Expiration Date (unless the obligations of the Initial Liquidity Facility Provider hereunder have been earlier terminated in accordance herewith) (such extended Expiry Date, the “New Expiration Date”).

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(b)           Whether or not the Borrower or the Administrative Agent has made such request, the Initial Liquidity Facility Provider shall have the right to advise the Borrower no earlier than the 40th day (or, if earlier, the date of the Initial Liquidity Facility Provider’s receipt of such request, if any, from the Borrower or the Administrative Agent) and no later than the 25th day prior to the then effective Expiry Date, whether, in its sole discretion, it has elected not to extend the Expiry Date or has rejected an Extension Request (a “Non-Extension Notice”). If the Initial Liquidity Facility Provider does not give a Non-Extension Notice in accordance with the foregoing sentence (whether or not the Borrower or the Administrative Agent has made any request pursuant to this paragraph), then the effective Expiry Date shall be automatically extended to the earlier of (i) the date that is 15 days after the Final Maturity Date for the Specified Notes, and (ii) the first anniversary of the then effective Expiry Date.

(c)            If the Initial Liquidity Facility Provider rejects the Extension Request or elects not to extend the then effective Expiry Date, then the Initial Liquidity Facility Provider may, at its option in accordance with Section 3.14(e)(i) of the Indenture, arrange for a Replacement Liquidity Facility to replace the Initial Liquidity Facility during the period no earlier than 45 days and no later than 10 days prior to the Stated Expiration Date.  In addition, the Initial Liquidity Facility Provider may, at its option in accordance with Sections 3.14(e)(ii) and 3.14(e)(iii)(A) of the Indenture, arrange for a Replacement Liquidity Facility to replace the Initial Liquidity Facility at any time (regardless of whether a Downgrade Event or the Expiry Date has occurred).  If a Replacement Liquidity Facility is provided at any time after the making of a Downgrade Advance or a Non-Extension Advance under the Initial Liquidity Facility, the funds with respect to such Initial Liquidity Facility on deposit in the Liquidity Facility Reserve Account (with any accrued interest on such funds computed in accordance with Section 3.07) will be returned to the Initial Liquidity Facility Provider being replaced.

(d)           If the Initial Liquidity Facility Provider neither agrees to the Extension Request contemplated by clause (a) of this Section 2.10 nor provides for a Replacement Liquidity Facility, the Administrative Agent (on behalf of the Borrower) shall immediately request a Non-Extension Advance in accordance with Section 2.02(b) hereof and Section 3.14(d) of the Indenture.

Section 2.11.      Use of Downgrade Advances and Non-Extension Advances.  The proceeds of Non-Extension Advances and Downgrade Advances to the extent of the Available Amount will be held in the Liquidity Facility Reserve Account as cash collateral to be used for the same purposes and under the same circumstances, and subject to the same conditions, as cash payments of Facility Advances under the Initial Liquidity Facility would be used.

ARTICLE III

OBLIGATIONS OF THE BORROWER

Section 3.01.      Increased Costs.  If as a result of any Regulatory Change there shall be any increase by an amount reasonably deemed by the Initial Liquidity Facility Provider to be material in the actual cost to the Initial Liquidity Facility Provider of making, funding or maintaining any Advances or its obligation to make any such Advances or there shall be any reduction by an amount reasonably deemed by the Initial Liquidity Facility Provider to be material in (x) its return on

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

capital or equity or (y) the amount receivable by the Initial Liquidity Facility Provider under this Agreement or the Indenture in respect thereof (taking into consideration the Initial Liquidity Facility Provider’s policies with respect to capital adequacy), and in case of either such an increase or reduction, such event does not arise from the gross negligence or willful misconduct of the Initial Liquidity Facility Provider, from its breach of any of its representations, warranties, covenants or agreements contained herein or from its failure to comply with any such Regulatory Change (any such increase or reduction being referred to herein as an “Increased Cost”), then the Borrower shall subject to Section 2.09 from time to time pay to the Initial Liquidity Facility Provider an amount equal to such Increased Cost within 10 Business Days after delivery to the Borrower and the Administrative Agent of a certificate of an officer of the Initial Liquidity Facility Provider describing in reasonable detail the event by reason of which it claims such Increased Cost and the basis for the determination of the amount of such Increased Cost; provided that, the Borrower shall be obligated to pay amounts only with respect to any Increased Costs accruing from the date 180 days prior to the date of delivery of such certificate.  Such certificate, in the absence of manifest error, shall be considered prima facie evidence of the amount of the Increased Costs for purposes of this Agreement; provided that any determinations and allocations by the Initial Liquidity Facility Provider of the effect of any Regulatory Change on the costs of maintaining the Advances are made on a reasonable basis.  The Initial Liquidity Facility Provider shall not be entitled to assert any claim under this Section 3.01 in respect of any Indemnified Tax or Excluded Taxes.  The Initial Liquidity Facility Provider will notify the Borrower and the Administrative Agent as promptly as practicable of any event occurring after the date of this Agreement that will entitle the Initial Liquidity Facility Provider to compensation under this Section 3.01.  The Initial Liquidity Facility Provider agrees to investigate all commercially reasonable alternatives for reducing any Increased Costs and to use all commercially reasonable efforts to avoid or reduce, to the greatest extent possible, any claim in respect of Increased Costs, including, without limitation, by designating a different Lending Office, if such designation or other action would avoid the need for, or reduce the amount of, any such claim; provided that the foregoing shall not obligate the Initial Liquidity Facility Provider to take any action that would, in its reasonable judgment, cause the Initial Liquidity Facility Provider to take any action that is not materially consistent with its internal policies or is otherwise materially disadvantageous to the Initial Liquidity Facility Provider or that would cause the Initial Liquidity Facility Provider to incur any material loss or cost, unless the Borrower agrees to reimburse or indemnify the Initial Liquidity Facility Provider therefor.  If no such designation or other action is effected, or, if effected, fails to avoid the need for any claim in respect of Increased Costs, the Borrower may arrange for a Replacement Liquidity Facility in accordance with Section 3.14(e) of the Indenture.

Notwithstanding the foregoing provisions, in no event shall the Borrower be required to make payments under this Section 3.01:  (a) in respect of any Regulatory Change proposed by any applicable governmental authority (including any branch of a legislature), central bank or comparable agency of the United States or the Initial Liquidity Facility Provider’s jurisdiction of organization and pending as of the date of this Agreement; (b) if a claim hereunder in respect of an Increased Cost arises through circumstances peculiar to the Initial Liquidity Facility Provider and that do not affect similarly organized commercial banking institutions in the same jurisdiction generally that are in compliance with the law, rule, regulation or interpretation giving rise to the Regulatory Change relating to such Increased Cost; or (c) if the Initial Liquidity Facility Provider shall fail to comply with its obligations under this Section 3.01.

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Section 3.02.      [Intentionally omitted].

Section 3.03.      Withholding Taxes.

(a)           All payments made by or on account of any obligation of the Borrower under this Agreement shall be made without deduction or withholding for or on account of any Taxes, unless such deduction or withholding is required by law.  If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant governmental authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.03) the Initial Liquidity Facility Provider receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)           The Borrower shall timely pay to the relevant governmental authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)            The Borrower shall indemnify the Initial Liquidity Facility Provider, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (Including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by the Initial Liquidity Facility Provider or required to be withheld or deducted from a payment to the Initial Liquidity Facility Provider and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant governmental authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by the Initial Liquidity Facility Provider (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of the Initial Liquidity Facility Provider, shall be conclusive absent manifest error.

(d)           As soon as practicable after any payment of Taxes by the Borrower to a governmental authority pursuant to this Section 3.03, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such governmental authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)            If the Initial Liquidity Facility Provider is entitled to an exemption from or reduction of withholding Tax with respect to payments made under this Agreement or any other Related Document, it shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, the Initial Liquidity Facility Provider, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not the Initial Liquidity Facility Provider is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.03(f)(i),  (f)(ii) and (f)(iv) below) shall not be required if in the Initial Liquidity Facility Provider’s reasonable judgment such completion, execution or submission would subject it to any material unreimbursed cost or expense or would materially prejudice the Initial Liquidity Facility Provider’s legal or commercial position.

(f)         Without limiting the generality of the foregoing of clause (e) above:

(i)             if the Initial Liquidity Facility Provider is a U.S. Person, it shall deliver to the Borrower and the Administrative Agent on or prior to the date it is to receive any payment under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that the Initial Liquidity Facility Provider is exempt from U.S. federal backup withholding tax;

(ii)            if the Initial Liquidity Facility Provider is not a U.S. Person, it shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date hereof or, if later, the date it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:  (A) in the case it is claiming the benefits of an income Tax treaty to which the United States is a party (x) with respect to payments of interest, executed originals of the IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments, the IRS Form W-8BEN-E or W-8BEN-E, as applicable, establishing an exemption from U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) executed originals of IRS Form W-8ECI; or (C) to the extent it is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, or W-8BEN-E, as applicable, a certificate substantially in the form of Annex VI-A or Annex VI-B (a “U.S. Tax Compliance Certificate”), IRS Form W-9 (or any successor form), and/or other certification documents from each beneficial owner, as applicable.

(iii)           If the Initial Liquidity Facility Provider is not a U.S. Person, it shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date hereof or, if later, the date it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit

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the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(iv)          If a payment made to the Initial Liquidity Facility Provider under this Agreement or any other Related Document would be subject to U.S. federal withholding Tax imposed by FATCA if it were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), it shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that it has complied with such its obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

The Initial Liquidity Facility Provider agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)            If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.03 (including by the payment of additional amounts pursuant to this Section 3.03) it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant governmental authority with respect to such refund).  Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (g) (plus any penalties, interest or other charges imposed by the relevant governmental authority) in the event that such indemnified party is required to repay such refund to such governmental authority.  Notwithstanding anything to the contrary in this clause (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This clause (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

Section 3.04.      Payments.  The Administrative Agent shall make available, or shall cause to be made available, each payment to the Initial Liquidity Facility Provider under this Agreement no later than 3:00 p.m.  (New York time) on the day when due.  The Administrative Agent shall

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

make all such payments in Dollars, to the Initial Liquidity Facility Provider in immediately available funds, by wire transfer to the following account:

Bank:                   BNP Paribas, New York

Swift Code:         [**]

ABA No.:            [**]

Account No.:       [**]

Account Name:   [**]

Reference:           [**]

Section 3.05.      Computations.  All computations of interest based on LIBOR shall be made on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

Section 3.06.      Payment on Non-Business Days.  Whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and no additional interest shall be due as a result (and if so made, shall be deemed to have been made when due).  If any payment in respect of interest on an Advance is so deferred to the next succeeding Business Day, such deferral shall not delay the commencement of the next Interest Period for such Advance (if such Advance is a LIBOR Advance) or reduce the number of days for which interest will be payable on such Advance on the next interest payment date for such Advance.

Section 3.07.      Interest.

(a)           Subject to Sections 2.07 and 2.09, the Borrower shall pay, or shall cause to be paid, without duplication, interest on (i) the unpaid principal amount of each Advance from and including the date of such Advance and, in the case of any Applied Provider Advance, from and including the date on which the amount thereof was withdrawn from the Liquidity Facility Reserve Account to pay the amounts set forth in Section 2.01) to but excluding the date such principal amount shall be paid in full (or, in the case of an Applied Provider Advance, the date on which the Liquidity Facility Reserve Account is fully replenished in respect of such Advance) and (ii) any other amount due hereunder (whether fees, commissions, expenses or other amounts or, to the extent permitted by law, installments of interest on Advances or any such other amount) that is not paid when due (whether at stated maturity, by acceleration or otherwise) from and including the due date thereof to but excluding the date such amount is paid in full, in each such case, at the interest rate per annum for each day equal to the Applicable Liquidity Rate (as defined below) for such Advance or Applied Provider Advance or such other amount, as the case may be, as in effect for such day, but in no event at a rate per annum greater than the maximum rate permitted by applicable law, provided, however, that, if at any time the otherwise applicable interest rate as set forth in this Section 3.07 shall exceed the maximum rate permitted by applicable law, then to the maximum extent permitted by applicable law any subsequent reduction in such interest rate will not reduce the rate of interest payable pursuant to this Section 3.07 below the maximum rate permitted by applicable law until the total amount of interest accrued equals the absolute amount of interest that would have accrued (without additional interest thereon) if such otherwise applicable interest rate as set forth in this Section 3.07 had at all relevant times been in effect.

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(b)           Except as provided in Sections 3.07(e) and 3.10 and clause (d) of the definition of “LIBOR”, each Advance (other than an Unapplied Non-Extension Advance or an Unapplied Downgrade Advance) will be a LIBOR Advance.

(c)            Each LIBOR Advance shall bear interest during each Interest Period at a rate per annum equal to LIBOR for such Interest Period plus the Applicable Margin for such LIBOR Advance, payable in arrears on the last day of such Interest Period and, in the event of the payment of principal of such LIBOR Advance on a day other than such last day, on the date of such payment (to the extent of interest accrued on the amount of principal repaid).

(d)           [Intentionally omitted].

(e)            Each Unapplied Non-Extension Advance and Unapplied Downgrade Advance will be invested by the Administrative Agent in Permitted Account Investments.  The Initial Liquidity Facility Provider shall direct the Administrative Agent’s investments in writing in Permitted Account Investments.  Each Unapplied Non-Extension Advances and Unapplied Downgrade Advances will bear interest in an amount equal to the Investment Earnings on amounts deposited in the Liquidity Facility Reserve Account.  The Administrative Agent will apply such Investment Earnings, calculated as of the applicable Determination Date, to satisfy the Borrower’s interest payment obligation (payable in arrears on each Payment Date) to the Initial Liquidity Facility Provider.  Each outstanding Unapplied Non-Extension Advance and each outstanding Unapplied Downgrade Advance will continue to be subject to payment of the Liquidity Facility Non-Use Fee as if no Downgrade Advance nor Non-Extension Advance is outstanding.  On the Termination Date, the Borrower shall, subject to Section 2.09, fully repay any Downgrade Advance or Non-Extension Advance remaining outstanding, together with accrued interest (including accrued Liquidity Facility Non-Use Fees) to the Initial Liquidity Facility Provider.

(f)            Each amount not paid when due hereunder (whether fees, commissions, expenses or other amounts or, to the extent permitted by applicable law, installments of interest on Advances but excluding Advances) shall bear interest at a rate per annum equal to the Initial Liquidity Facility Interest Rate for such Interest Period.

(g)            The rates of interest specified in this Section 3.07 with respect to any Advance or other amount shall be referred to as the “Applicable Liquidity Rate”.

Section 3.08.      [Intentionally omitted.]

Section 3.09.      Funding Loss Indemnification.  Subject to Section 2.09, the Borrower shall pay (or cause to be paid) to the Initial Liquidity Facility Provider, upon the request of the Initial Liquidity Facility Provider, such amount or amounts as shall be sufficient (in the reasonable opinion of the Initial Liquidity Facility Provider) to compensate it for any loss, cost or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by the Initial Liquidity Facility Provider to fund or maintain any LIBOR Advance (but excluding loss of the Applicable Margin or anticipated profits) incurred as a result of:

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

i.       Any repayment of a LIBOR Advance on a date other than the last day of the Interest Period for such Advance; or

ii.     Any failure by the Borrower to borrow a LIBOR Advance on the date for borrowing specified in the relevant Notice of Borrowing delivered by the Administrative Agent under Section 2.02.

Section 3.10.      Illegality.  Notwithstanding any other provision in this Agreement, if any change in any law, rule or regulation applicable to or binding on the Initial Liquidity Facility Provider, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Initial Liquidity Facility Provider with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Initial Liquidity Facility Provider to maintain or fund its LIBOR Advances, then the Initial Liquidity Facility Provider, after using all reasonable endeavors to make alternative arrangements satisfactory to the Borrower to meet its obligations as contemplated hereby, may give notice to the Borrower and the Administrative Agent specifying:  (a) the relevant change; (b) its effect upon the Initial Liquidity Facility Provider; and (c) if the illegality or prohibition may be avoided by repayment of only part of the LIBOR Advance, then the amount of the LIBOR Advance required to be repaid for that purpose shall (subject to Section 2.09) be repaid without penalty, or if the illegality or prohibition cannot be avoided as aforesaid, declaring that the Initial Liquidity Facility Provider’s obligations to permit further Advances under this Agreement up to the Available Amount shall be terminated forthwith provided that all sums already advanced to the Borrower shall continue to be repayable on the terms and in the manner provided in this Agreement.  The Initial Liquidity Facility Provider agrees to investigate all commercially reasonable alternatives for avoiding the need for such actions, including, without limitation, designating a different Lending Office; provided, that the foregoing shall not obligate the Initial Liquidity Facility Provider to take any action that would, in its reasonable judgment, cause the Initial Liquidity Facility Provider to incur any material loss or cost, unless the Borrower agrees to reimburse or indemnify the Initial Liquidity Facility Provider therefor.  If no such designation or other action is effected, or, if effected, fails to avoid the need for such actions, the Borrower may arrange for a Replacement Liquidity Facility in accordance with Section 3.14(e) of the Indenture.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.01.      Conditions Precedent to Effectiveness of Section 2.01.  Section 2.01 of this Agreement shall become effective on and as of the first date (the “Effective Date”) on which the following conditions precedent have been satisfied (or waived by the appropriate party or parties):

(a)           The Initial Liquidity Facility Provider shall have received on or before the Closing Date each of the following, and in the case of each document delivered pursuant to paragraphs (i),  (ii) and (iii), each in form and substance satisfactory to the Initial Liquidity Facility Provider:

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(i)             This Agreement and the Fee Letter duly executed on behalf of each of the parties thereto (other than the Initial Liquidity Facility Provider);

(ii)            The Indenture duly executed on behalf of each of the parties thereto (other than the Initial Liquidity Facility Provider);

(iii)           Fully executed copies of the Security Trust Agreement, the Administrative Agency Agreement and the Servicing Agreement; and

(iv)           An executed copy of each document, instrument, certificate and opinion delivered on or before the Closing Date pursuant to the Indenture and the other Related Documents (in the case of each such opinion, either addressed to the Initial Liquidity Facility Provider or accompanied by a letter from the counsel rendering such opinion to the effect that the Initial Liquidity Facility Provider is entitled to rely on such opinion as of its date as if it were addressed to the Initial Liquidity Facility Provider).

(b)           On and as of the Effective Date no event shall have occurred and be continuing, or would result from the entering into of this Agreement or the making of any Advance, which constitutes a Liquidity Facility Event of Default.

(c)            The Initial Liquidity Facility Provider shall have received payment in full of the fees and other sums required to be paid to or for the account of the Initial Liquidity Facility Provider on or prior to the Effective Date pursuant to the Fee Letter.

(d)           All conditions precedent to the issuance of the Specified Series under the Indenture shall have been satisfied or waived and all conditions precedent to the purchase of the Notes by the Initial Purchasers under the Note Purchase Agreement (other than the effectiveness of this Agreement) shall have been satisfied (unless any of such conditions precedent under the Note Purchase Agreement shall have been waived by the Initial Purchasers).

(e)            The Borrower and the Administrative Agent shall have received a certificate, dated the Effective Date signed by a duly authorized representative of the Initial Liquidity Facility Provider, certifying that all conditions precedent specified in this Section 4.01 have been satisfied or waived by the Initial Liquidity Facility Provider.

Section 4.02.      Conditions Precedent to Borrowing.  The obligation of the Initial Liquidity Facility Provider to make an Advance on the occasion of each Borrowing shall be subject to the conditions precedent that the Effective Date shall have occurred and, prior to the time of such Borrowing, the Administrative Agent shall have delivered a Notice of Borrowing which conforms to the terms and conditions of this Agreement.

ARTICLE V

COVENANTS

Section 5.01.      Affirmative Covenants of the Borrower.  So long as any Advance shall remain unpaid or the Initial Liquidity Facility Provider shall have any Maximum Facility

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Commitment hereunder or the Borrower shall have any obligation to pay any amount to the Initial Liquidity Facility Provider hereunder, the Borrower will, unless the Initial Liquidity Facility Provider shall otherwise consent in writing:

(a)           Performance of Agreements.  Punctually pay or cause to be paid all amounts payable by it under this Agreement and the Indenture and observe and perform in all material respects the conditions, covenants and requirements applicable to it contained in this Agreement and the Indenture.

(b)           Reporting Requirements.  Furnish to the Initial Liquidity Facility Provider with reasonable promptness, such other information and data with respect to the transactions contemplated by the Related Documents as from time to time may be reasonably requested by the Initial Liquidity Facility Provider; and permit the Initial Liquidity Facility Provider, upon reasonable notice, to inspect the Borrower’s books and records with respect to such transactions and to meet with the Administrative Agent and other representatives of the Borrower to discuss such transactions contemplated by this Agreement and the Related Documents.

(c)            Certain Related Documents.  Furnish to the Initial Liquidity Facility Provider with reasonable promptness, copies of such Related Documents entered into after the date hereof as from time to time may be reasonably requested by the Initial Liquidity Facility Provider.

Section 5.02.      Covenants Regarding Notices.  Promptly following any time that (x) the Specified Series have been paid in full (or provision has been made for such payment in accordance with the Indenture), (y) the Indenture has been terminated with respect to all of the Specified Series issued thereunder as contemplated by Section 11.01(a) of the Indenture, or (z) the Specified Series are otherwise no longer entitled to the benefits of this Agreement, the Administrative Agent shall deliver to the Initial Liquidity Facility Provider the certificate referred to in clause (ii) of the definition of Termination Date.  Promptly following any time that a Replacement Liquidity Facility has been substituted for this Agreement pursuant to Section 3.14(e) of the Indenture, the Administrative Agent shall deliver to the Initial Liquidity Facility Provider the certificate referred to in clause (iii) of the definition of Termination Date.

ARTICLE VI

LIQUIDITY EVENTS OF DEFAULT

Section 6.01.      Liquidity Events of Default.  If any Liquidity Facility Event of Default has occurred and is continuing, then the Initial Liquidity Facility Provider may, in its discretion, deliver to the Administrative Agent a Termination Notice, and this Agreement shall expire at the close of business on the fifth Business Day after the date on which such Termination Notice is received by the Administrative Agent.  Upon receipt of such Termination Notice, (i) the Administrative Agent shall promptly request, and the Initial Liquidity Facility Provider shall promptly make, a Final Advance in accordance with Section 2.02(d) hereof and Section 3.14(i) of the Indenture, (ii) all other outstanding Advances shall be automatically converted into Final Advances for purposes of determining the interest payable thereon and (iii) subject to Sections 2.07 and 2.09, all Advances,

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

any accrued interest thereon and any other amounts outstanding hereunder shall become immediately due and payable to the Initial Liquidity Facility Provider.

ARTICLE VII

MISCELLANEOUS

Section 7.01.      No Oral Modifications or Continuing Waivers.  No terms or provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Borrower, the Administrative Agent, and the Initial Liquidity Facility Provider and any other Person whose consent is required pursuant to this Agreement.  Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

Section 7.02.      Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents required or permitted under the terms and provisions of this Agreement shall be in English and in writing, and given by registered or certified mail, courier service or facsimile, and any such notice shall be effective when delivered (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) addressed as follows:

(a)        if to the Borrower, to:

Willis Engine Structured Trust III
c/o Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware  19890
Attention:        Corporate Trust Administrator
Facsimile:        +1 (302) 651-8882

with a copy to:

Willis Lease Finance Corporation
773 San Marin Drive
Novato, CA 94945
Attention:  General Counsel
Facsimile:  +1 (415) 275-5106

(b)        if to the Administrative Agent, to:

Willis Lease Finance Corporation
773 San Marin Drive
Novato, CA 94945
Attention:  General Counsel
Facsimile:  +1 (415) 275-5106

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(c)        if to the Initial Liquidity Facility Provider, to:

BNP Paribas
787 Seventh Avenue
New York, NY 10019
Attention:  Aviation Finance Group
Facsimile:  +1 (212) 841-2748
Email:  dl.afgny.mo@us.bnpparibas.com

Any party, by notice to the other parties hereto, may designate additional or different addresses for subsequent notices or communications.  Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in this Section 7.02.

In connection with the performance of their respective duties hereunder, each party may give notices, consents, directions, approvals, instructions and requests to, and otherwise communicate with, each other using electronic means, including email transmission to such email addresses as each such party shall designate to the other parties.

Section 7.03.      No Waiver; Remedies.  No failure on the part of the Initial Liquidity Facility Provider to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.04.      Further Assurances.  The Borrower agrees to do such further acts and things and to execute and deliver to the Initial Liquidity Facility Provider such additional assignments, agreements, powers and instruments as the Initial Liquidity Facility Provider may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Related Documents or to better assure and confirm unto the Initial Liquidity Facility Provider its rights, powers and remedies hereunder and under the other Related Documents.

Section 7.05.      Indemnification Survival of Certain Provisions.  The Initial Liquidity Facility Provider shall be indemnified hereunder to the extent and in the manner described in the Indenture.  In addition, the Borrower agrees to indemnify, protect, defend and hold harmless each Liquidity Indemnitee from and against all Disbursements of any kind or nature whatsoever that may be imposed on or incurred by such Liquidity Indemnitee, in any way relating to, resulting from, or arising out of or in connection with, any action, suit or proceeding by any third party against such Liquidity Indemnitee and relating to this Agreement, the Fee Letter, the Indenture or any Related Document; provided, however, that the Borrower shall not be required to indemnify, protect, defend and hold harmless any Liquidity Indemnitee in respect of any Disbursement of such Liquidity Indemnitee to the extent such Disbursement is (i) attributable to the gross negligence or willful misconduct of such Liquidity Indemnitee or any other Liquidity Indemnitee, (ii) an ordinary and usual operating overhead expense, or (iii) attributable to the failure by such Liquidity Indemnitee or any other Liquidity Indemnitee to perform or observe any agreement, covenant or condition on its part to be performed or observed in this Agreement, the Indenture, the

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Fee Letter or any other Related Document to which it is a party.  The provisions of Sections 3.01,  3.03,  3.09,  7.05 and 7.07 and the right to indemnification under the Indenture shall survive the termination of this Agreement.

Section 7.06.      Liability of the Initial Liquidity Facility Provider.

(a)           No Liquidity Indemnitee shall be liable or responsible for:  (i) the use which may be made of the Advances or any acts or omissions of the Borrower or any beneficiary or transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; or (iii) the making of Advances by the Initial Liquidity Facility Provider against delivery of a Notice of Borrowing and other documents which do not comply with the terms hereof; provided, however, that the Borrower shall have a claim against the Initial Liquidity Facility Provider, and the Initial Liquidity Facility Provider shall be liable to the Borrower, to the extent of any damages suffered by the Borrower that are the result of (A) the Initial Liquidity Facility Provider’s willful misconduct or gross negligence in determining whether documents presented hereunder comply with the terms hereof or (B) any breach by the Initial Liquidity Facility Provider of any of the terms of this Agreement or the Indenture, including, but not limited to, the Initial Liquidity Facility Provider’s failure to make lawful payment hereunder after the delivery to it by the Administrative Agent of a Notice of Borrowing complying with the terms and conditions hereof.

(b)           Neither the Initial Liquidity Facility Provider nor any of its officers, employees or directors or affiliates shall be liable or responsible in any respect for (i) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with this Agreement or any Notice of Borrowing delivered hereunder or (ii) any action, inaction or omission which may be taken by it in good faith, absent willful misconduct or negligence (in which event the extent of the Initial Liquidity Facility Provider’s potential liability to the Borrower shall be limited as set forth in the immediately preceding paragraph), in connection with this Agreement or any Notice of Borrowing.

Section 7.07.      Nonpetition.  During the term of this Agreement and for one year and one day after payment in full of the Notes, none of the parties hereto or any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Borrower or any Subsidiary thereof.

Section 7.08.      Certain Costs and Disbursements.  The Borrower agrees promptly to pay, or cause to be paid, (a) the reasonable fees, expenses and disbursements of Winston & Strawn LLP, special counsel for the Initial Liquidity Facility Provider, in connection with the preparation, negotiation, execution, delivery, filing and recording of the Related Documents, any waiver or consent hereunder or any amendment thereof and (b) if a Liquidity Facility Event of Default occurs, all out-of-pocket expenses incurred by the Initial Liquidity Facility Provider, including reasonable fees and disbursements of counsel, in connection with such Liquidity Facility Event of Default and any collection, bankruptcy, insolvency and other enforcement proceedings in connection therewith.  In addition, the Borrower shall pay (or cause to be paid) any and all

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

recording, stamp and other similar taxes and fees payable or determined to be payable in the United States in connection with the execution, delivery, filing and recording of this Agreement, any other Related Document and such other documents, and agrees to save the Initial Liquidity Facility Provider harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

Section 7.09.      Binding Effect; Participations.

(a)           This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and the Initial Liquidity Facility Provider and their respective successors and permitted assigns, except that neither the Administrative Agent, the Initial Liquidity Facility Provider (except as otherwise provided in this Section 7.09) nor (except as contemplated by the Security Trust Agreement) the Borrower shall have the right to assign, pledge or otherwise transfer its rights or obligations hereunder or any interest herein, subject to (i) the Initial Liquidity Facility Provider’s right to assign all of its rights and obligations hereunder pursuant to an assignment agreement that constitutes a Replacement Liquidity Facility and satisfies all of the conditions for a Replacement Liquidity Facility set forth herein and in the Indenture to a Person that qualifies as an Eligible Provider (with written notification of such assignment to the Rating Agencies)and (ii) the Initial Liquidity Facility Provider’s right to grant Participations pursuant to Section 7.09(b).  Following any assignment in accordance with the provisions hereof and Section 3.14 of the Trust Indenture, the assignee Initial Liquidity Facility Provider shall be deemed to be the “Initial Liquidity Facility Provider” for all purposes of the Related Documents.

(b)           The Initial Liquidity Facility Provider agrees that it will not grant any participation (including, without limitation, a “risk participation”) (any such participation, a “Participation”) in or to all or a portion of its rights and obligations hereunder or under the other Related Documents, unless all of the following conditions are satisfied:  (i) such Participation is to a Permitted Participant, (ii) such Participation is made in accordance with all applicable laws, including, without limitation, the Securities Act, and any other applicable laws relating to the transfer of similar interests and (iii) such Participation shall not be made under circumstances that require registration under the Securities Act.  Notwithstanding any such Participation, the Initial Liquidity Facility Provider agrees that (1) the Initial Liquidity Facility Provider’s obligations under the Related Documents shall remain unchanged, and such participant shall have no rights or benefits as against the Borrower or under any Related Document, (2) the Initial Liquidity Facility Provider shall remain solely responsible to the other parties to the Related Documents for the performance of such obligations, (3) the Initial Liquidity Facility Provider shall remain the maker of any Advances, and the other parties to the Related Documents shall continue to deal solely and directly with the Initial Liquidity Facility Provider in connection with the Advances and the Initial Liquidity Facility Provider’s rights and obligations under the Related Documents, (4) the Initial Liquidity Facility Provider shall be solely responsible for any withholding Taxes or any filing or reporting requirements relating to such Participation and shall hold and indemnify the Borrower and its successors, permitted assigns, affiliates, agents and servants harmless against the same and (5) the Borrower shall not be required to pay to the Initial Liquidity Facility Provider any amount under Section 3.01 or Section 3.03 greater than it would have been required to pay had there not been any grant of a Participation by the Initial Liquidity Facility Provider.  The Initial Liquidity Facility Provider may, in connection with any Participation or proposed Participation pursuant to

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

this Section 7.09(b), disclose to the Permitted Participant or proposed Permitted Participant any information relating to the Related Documents or to the parties thereto furnished to the Initial Liquidity Facility Provider hereunder or in connection therewith and permitted to be disclosed by the Initial Liquidity Facility Provider; provided, however, that prior to any such disclosure, the Permitted Participant or proposed Permitted Participant shall agree in writing for the express benefit of the Borrower to preserve the confidentiality of any confidential information included therein (subject to customary exceptions).

(c)            The Initial Liquidity Facility Provider shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest under this Agreement (the “Participant Register”); provided that the Initial Liquidity Facility Provider shall not have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and the Initial Liquidity Facility Provider shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(d)           Notwithstanding the other provisions of this Section 7.09, the Initial Liquidity Facility Provider may assign and pledge all or any portion of the Advances owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Advances made by the Administrative Agent to the Initial Liquidity Facility Provider in accordance with the terms of this Agreement shall satisfy the Borrower’s obligations hereunder in respect of such assigned Advance to the extent of such payment.  No such assignment shall release the Initial Liquidity Facility Provider from its obligations hereunder.

Section 7.10.      Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.11.      Governing Law.  THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.12.      Submission to Jurisdiction; Waiver of Jury Trial; Waiver of Immunity.

-  32  -

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(a)           Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof hereby (i) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (ii) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

(b)           THE BORROWER, THE ADMINISTRATIVE AGENT AND THE INITIAL LIQUIDITY FACILITY PROVIDER EACH HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims.  The Borrower, the Administrative Agent and the Initial Liquidity Facility Provider each warrant and represent that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel.  THIS WAIVER IS IRREVOCABLE, AND CANNOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Section 7.13.      Counterparts.  This Agreement may be executed in any number of counterparts (and each party shall not be required to execute the same counterpart).  Each counterpart of this Agreement including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument.

Section 7.14.      Entirety.  This Agreement, the Fee Letter and the Indenture constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements of such parties.

Section 7.15.      Headings.  The headings of the various Articles and Sections herein and in the Table of Contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 7.16.      Patriot Act.  In compliance with the USA Patriot Act and 31 CFR Part 103.121 and any other similar laws, rules, regulations or orders in effect from time to time applicable to the Initial Liquidity Facility Provider, when requested the Issuer shall provide to the Initial Liquidity Facility Provider certain information relating to the Issuer that the Initial Liquidity Facility Provider may be required to obtain and keep on file, including the Issuer’s name, address and various identifying documents.

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Section 7.17.      Initial Liquidity Facility Provider’s Obligation to Make Advances.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE OBLIGATIONS OF THE INITIAL LIQUIDITY FACILITY PROVIDER TO MAKE ADVANCES HEREUNDER, AND THE ADMINISTRATIVE AGENT’S RIGHTS TO DELIVER NOTICES OF BORROWING ON BEHALF OF THE BORROWER REQUESTING THE MAKING OF ADVANCES HEREUNDER, SHALL BE ABSOLUTE, UNCONDITIONAL AND IRREVOCABLE, AND SHALL BE PAID OR PERFORMED, IN EACH CASE STRICTLY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective officers or authorized representatives thereunto duly authorized as of the date first set forth above.

WILLIS ENGINE STRUCTURED TRUST III, as Borrower

By:	/s/ Scott B. Flaherty
Name: Scott B. Flaherty
Title: Controlling Trustee

- Signature Page -

Revolving Credit Agreement

WEST III

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

BNP PARIBAS, acting through its New York branch, as the Initial Liquidity Facility Provider

By:	/s/ Andrew Stratos
Name: Andrew Stratos
Title: Director

By:	/s/ Robert Papas
Name: Robert Papas
Title: Managing Director

- Signature Page -

Revolving Credit Agreement

WEST III

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

WILLIS LEASE FINANCE CORPORATION, as Administrative Agent

By:	/s/ Dean M. Poulakidas
Name: Dean M. Poulakidas
Title: Senior Vice President

- Signature Page -

Revolving Credit Agreement

WEST III

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

ANNEX I to

REVOLVING CREDIT AGREEMENT

FACILITY ADVANCE NOTICE OF BORROWING

The undersigned, a duly authorized signatory of the undersigned Administrative Agent (the “Administrative Agent”), hereby certifies on behalf of Willis Engine Structured Trust III, as the Borrower, to BNP Paribas, acting through its New York branch (the “Initial Liquidity Facility Provider”), with reference to the Revolving Credit Agreement dated as of August 4, 2017, among the Borrower, the Administrative Agent, and the Initial Liquidity Facility Provider (as amended from time to time, the “Liquidity Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined or referenced), that:

(1)           The Administrative Agent is delivering this Notice of Borrowing for the making of a Facility Advance by the Initial Liquidity Facility Provider to be used for a Shortfall the payment of which is payable on __________, _____ (the “Payment Date”) in accordance with the terms and provisions of the Specified Series and the Indenture, which Advance is requested to be made on __________, _____.  The Facility Advance should be remitted to the Initial Liquidity Payment Account, the details of which are [insert wire and account details].

(2)           The amount of the Facility Advance requested hereby (i) is $___________.__, to be applied in respect of funding the Initial Liquidity Payment Account in accordance with Section 3.14(b) and (f) of the Indenture, (ii) does not include any amount with respect to the payment of the principal of, Redemption Premium on, or breakage costs with respect to, the Specified Series, (iii) was computed in accordance with the provisions of the Specified Series, the Indenture (a copy of which computation is attached hereto as Schedule I), (iv) does not exceed the Available Amount on the date hereof, and (v) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing.

(3)           Upon receipt by the Administrative Agent of the amount requested hereby, (a) the Administrative Agent will apply the same in accordance with the terms of Section 3.14(b) of the Indenture, (b) no portion of such amount shall be applied by the Administrative Agent for any other purpose, and (c) no portion of such amount until so applied shall be commingled with other funds held by the Administrative Agent.

The Administrative Agent, for itself and on behalf of the Borrower, hereby acknowledges that, pursuant to the Liquidity Agreement, the making of the Facility Advance as requested by this Notice of Borrowing shall automatically reduce, subject to reinstatement in accordance with the terms of the Liquidity Agreement, the Available Amount by an amount equal to the amount of the Facility Advance requested to be made hereby as set forth in clause (i) of paragraph (2) of this Notice of Borrowing and such reduction shall automatically result in corresponding reductions in the amounts available to be borrowed pursuant to a subsequent Advance.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Administrative Agent has executed and delivered this Notice of Borrowing as of the _____ day of________

WILLIS LEASE FINANCE CORPORATION, as Administrative Agent

By:
Name:
Title:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE I TO LIQUIDITY ADVANCE NOTICE OF BORROWING

[Insert Copy of Computations in accordance with Facility Advance Notice of Borrowing]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

ANNEX II to

REVOLVING CREDIT AGREEMENT

NON-EXTENSION ADVANCE NOTICE OF BORROWING

The undersigned, a duly authorized signatory of the undersigned Administrative Agent (the “Administrative Agent”), hereby certifies on behalf of Willis Engine Structured Trust III, as the Borrower, to BNP Paribas,  acting through its New York branch (the “Initial Liquidity Facility Provider”), with reference to the Revolving Credit Agreement dated as of August 4, 2017, among the Borrower, the Administrative Agent, and the Initial Liquidity Facility Provider (as amended from time to time, the “Liquidity Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined or referenced), that:

(1)           The Administrative Agent is delivering this Notice of Borrowing for the making of the Non-Extension Advance by the Initial Liquidity Facility Provider to be used for the funding of the Liquidity Facility Reserve Account in accordance with Section 3.14(d) of the Indenture, which Advance is requested to be made on __________, _____.  The Non-Extension Advance should be remitted to the Liquidity Facility Reserve Account the details of which are [insert wire and account details].

(2)           The amount of the Non-Extension Advance requested hereby (i) is $___________.__, which equals the Available Amount on the date hereof and is to be applied in respect of the funding of the Liquidity Facility Reserve Account in accordance with Section 3.14(d) of the Indenture, (ii) does not include any amount with respect to the payment of the principal of, Redemption Premium on, or breakage costs with respect to, the Specified Series, (iii) was computed in accordance with the provisions of the Specified Series and the Indenture (a copy of which computation is attached hereto as Schedule I) and (iv) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing under the Liquidity Agreement.

(3)           Upon receipt by the Administrative Agent of the amount requested hereby, (a) the Administrative Agent will deposit such amount in the Liquidity Facility Reserve Account and apply the same in accordance with the terms of Section 3.14(f) of the Indenture, (b) no portion of such amount shall be applied by the Administrative Agent for any other purpose, and (c) no portion of such amount until so applied shall be commingled with other funds held by the Administrative Agent.

The Administrative Agent, for itself and on behalf of the Borrower, hereby acknowledges that, pursuant to the Liquidity Agreement, (A) the making of the Non-Extension Advance as requested by this Notice of Borrowing shall automatically and irrevocably terminate the obligation of the Initial Liquidity Facility Provider to make further Advances under the Liquidity Agreement and (B) following the making by the Initial Liquidity Facility Provider of the Non-Extension Advance requested by this Notice of Borrowing, the Administrative Agent shall not be entitled to request any further Advances under the Liquidity Agreement.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Administrative Agent has executed and delivered this Notice of Borrowing as of _____ the day of ________.

WILLIS LEASE FINANCE CORPORATION, as Administrative Agent

By:
Name:
Title:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE I TO NON-EXTENSION ADVANCE NOTICE OF BORROWING

[Insert Copy of computations in accordance with Non-Extension Advance Notice of Borrowing]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

ANNEX III to

REVOLVING CREDIT AGREEMENT

DOWNGRADE ADVANCE NOTICE OF BORROWING

The undersigned, a duly authorized signatory of the undersigned Administrative Agent (the “Administrative Agent”), hereby certifies on behalf of Willis Engine Structured Trust III, as the Borrower, to BNP Paribas,  acting through its New York branch (the “Initial Liquidity Facility Provider”), with reference to the Revolving Credit Agreement, dated as of August 4, 2017, among the Borrower, the Administrative Agent, and the Initial Liquidity Facility Provider (as amended from time to time, the “Liquidity Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined or referenced), that:

(1)           The Administrative Agent is delivering this Notice of Borrowing for the making of the Downgrade Advance by the Initial Liquidity Facility Provider to be used for the funding of the Liquidity Facility Reserve Account in accordance with Section 3.14(c) of the Indenture by reason of a Downgrade Event, which Advance is requested to be made on __________, _____.  The Downgrade Advance should be remitted to the Liquidity Facility Reserve Account the details of which are [insert wire and account details].

(2)           The amount of the Downgrade Advance requested hereby (i) is $___________.__, which equals the Available Amount on the date hereof and is to be applied in respect of the funding of the Liquidity Facility Reserve Account in accordance with Section 3.14(c) of the Indenture, (ii) does not include any amount with respect to the payment of the principal of, Redemption Premium on, or breakage costs with respect to, the Specified Series, (iii) was computed in accordance with the provisions of the Specified Series and the Indenture (a copy of which computation is attached hereto as Schedule I), and (iv) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing under the Liquidity Agreement.

(3)           Upon receipt by the Administrative Agent of the amount requested hereby, (a) the Administrative Agent will deposit such amount in the Liquidity Facility Reserve Account and apply the same in accordance with the terms of Section 3.14(f) of the Indenture, (b) no portion of such amount shall be applied by the Administrative Agent for any other purpose, and (c) no portion of such amount until so applied shall be commingled with other funds held by the Administrative Agent.

The Administrative Agent, for itself and on behalf of the Borrower, hereby acknowledges that, pursuant to the Liquidity Agreement, (A) the making of the Downgrade Advance as requested by this Notice of Borrowing shall automatically and irrevocably terminate the obligation of the Initial Liquidity Facility Provider to make further Advances under the Liquidity Agreement, and (B) following the making by the Initial Liquidity Facility Provider of the Downgrade Advance requested by this Notice of Borrowing, the Administrative Agent shall not be entitled to request any further Advances under the Liquidity Agreement.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Administrative Agent has executed and delivered this Notice of Borrowing as of the _____ day of _______________.

WILLIS LEASE FINANCE CORPORATION, as Administrative Agent

By:
Name:
Title:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE I TO DOWNGRADE ADVANCE NOTICE OF BORROWING

[Insert Copy of computations in accordance with Downgrade Advance Notice of Borrowing]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

ANNEX IV to

REVOLVING CREDIT AGREEMENT

FINAL ADVANCE NOTICE OF BORROWING

The undersigned, a duly authorized signatory of the undersigned Administrative Agent (the “Administrative Agent”), hereby certifies on behalf of Willis Engine Structured Trust III, as the Borrower, to BNP Paribas,  acting through its New York branch (the “Initial Liquidity Facility Provider”), with reference to the Revolving Credit Agreement, dated as of August 4, 2017, among the Borrower, the Administrative Agent, and the Initial Liquidity Facility Provider (as amended from time to time, the “Liquidity Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined or referenced), that:

(1)           The Administrative Agent is delivering this Notice of Borrowing for the making of the Final Advance by the Initial Liquidity Facility Provider to be used for the funding of the Liquidity Facility Reserve Account in accordance with Section 3.14(i) of the Indenture by reason of the receipt by the Administrative Agent of a Termination Notice from the Initial Liquidity Facility Provider with respect to the Liquidity Agreement, which Advance is requested to be made on __________, _____.  The Final Advance should be remitted to the Liquidity Facility Reserve Account the details of which are [insert wire and account details].

(2)           The amount of the Final Advance requested hereby (i) is $___________.__, which equals the Available Amount on the date hereof and is to be applied in respect of the funding of the Liquidity Facility Reserve Account in accordance with Section 3.14(i) of the Indenture, (ii) does not include any amount with respect to the payment of the principal of, Redemption Premium on, or breakage costs with respect to, the Specified Series, (iii) was computed in accordance with the provisions of the Specified Series and the Indenture (a copy of which computation is attached hereto as Schedule I), and (iv) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing under the Liquidity Agreement.

(3)           Upon receipt by the Administrative Agent of the amount requested hereby, (a) the Administrative Agent will deposit such amount in the Liquidity Facility Reserve Account and apply the same in accordance with the terms of Section 3.14(i) of the Indenture, (b) no portion of such amount shall be applied by the Administrative Agent for any other purpose, and (c) no portion of such amount until so applied shall be commingled with other funds held by the Administrative Agent.

The Administrative Agent, for itself and on behalf of the Borrower, hereby acknowledges that, pursuant to the Liquidity Agreement, (A) the making of the Final Advance as requested by this Notice of Borrowing shall automatically and irrevocably terminate the obligation of the Initial Liquidity Facility Provider to make further Advances under the Liquidity Agreement, and (B) following the making by the Initial Liquidity Facility Provider of the Final Advance requested by this Notice of Borrowing, the Administrative Agent shall not be entitled to request any further Advances under the Liquidity Agreement.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Administrative Agent has executed and delivered this Notice of Borrowing as of the _____ day of _______________.

WILLIS LEASE FINANCE CORPORATION, as Administrative Agent

By:
Name:
Title:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE I TO FINAL ADVANCE NOTICE OF BORROWING

[Insert Copy of computations in accordance with Final Advance Notice of Borrowing]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

ANNEX V TO

REVOLVING CREDIT AGREEMENT

NOTICE OF TERMINATION

Willis Lease Finance Corporation
773 San Marin Drive
Novato, CA 94945
Attention:  General Counsel

Re:       Revolving Credit Agreement dated as of August 4, 2017, among Willis Engine Structured Trust III, as Borrower, Willis Lease Finance Corporation, as Administrative Agent, and BNP Paribas,  acting through its New York branch, as Initial Liquidity Facility Provider (the “Liquidity Agreement”)

Ladies and Gentlemen:

You are hereby notified that pursuant to Section 6.01 of the Liquidity Agreement, by reason of the occurrence and continuance of a Liquidity Facility Event of Default (as defined therein), we are giving this notice to you in order to cause (i) our obligations to make Advances (as defined therein) under such Liquidity Agreement to terminate at the close of business on the fifth Business Day after the date on which you receive this notice and (ii) you to request a Final Advance under the Liquidity Agreement pursuant to Section 3.14(i) of the Indenture (as defined in the Liquidity Agreement) as a consequence of your receipt of this notice.

THIS NOTICE IS THE “NOTICE OF TERMINATION” PROVIDED FOR UNDER THE LIQUIDITY AGREEMENT.  OUR OBLIGATIONS TO MAKE ADVANCES UNDER THE CREDIT AGREEMENT WILL TERMINATE AT THE CLOSE OF BUSINESS ON THE FIFTH BUSINESS DAY AFTER THE DATE ON WHICH YOU RECEIVE THIS NOTICE.

[PAGE INTENTIONALLY LEFT BLANK]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Very truly yours,

BNP PARIBAS, acting through its New York branch, as the Initial Liquidity Facility Provider

By:
Name:
Title:

cc:  Willis Engine Structured Trust III

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

ANNEX VI-A TO

REVOLVING CREDIT AGREEMENT

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of August 4, 2017, the “Liquidity Agreement”,  among Willis Engine Structured Trust III, (the “Borrower”), Willis Lease Finance Corporation, (the “Administrative Agent”), and BNP Paribas,  acting through its New York branch, (the “Initial Liquidity Facility Provider”).

Pursuant to the provisions of Section 3.03 of the Liquidity Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Initial Liquidity Facility Provider with a certificate of its non-U.S. Person status on IRS Form W-8BEN, or W-8BEN-E, as applicable.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Initial Liquidity Facility Provider in writing, and (2) the undersigned shall have at all times furnished the Initial Liquidity Facility Provider with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Liquidity Agreement and used herein shall have the meanings given to them in the Liquidity Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20[ ]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

ANNEX VI-B TO

REVOLVING CREDIT AGREEMENT

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit Agreement dated as of August 4, 2017, the “Liquidity Agreement”,  among Willis Engine Structured Trust III, (the “Borrower”), Willis Lease Finance Corporation, (the “Administrative Agent”), and BNP Paribas,  acting through its New York branch, (the “Initial Liquidity Facility Provider”).

Pursuant to the provisions of Section 3.03 of the Liquidity Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Initial Liquidity Facility Provider with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Initial Liquidity Facility Provider and (2) the undersigned shall have at all times furnished the Initial Liquidity Facility Provider with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Liquidity Agreement and used herein shall have the meanings given to them in the Liquidity Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20[ ]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.